Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including additional amendments thereto) with respect to the shares of Common Stock, par value $0.01 per share, of United Parks & Resorts Inc., a Delaware corporation. This Joint Filing Agreement shall be filed as an Exhibit to such Statement.

Hill Path Capital Partners LP

By:	/s/ Scott Ross
Scott Ross, Managing Partner
Date:	07/02/2025

Hill Path Capital Co-Investment Partners LP

By:	/s/ Scott Ross
Scott Ross, Managing Partner of Hill Path Capital LP, its Investment Manager
Date:	07/02/2025

Hill Path Capital Partners-H LP

By:	/s/ Scott Ross
Scott Ross, Managing Partner of Hill Path Capital LP, its Investment Manager
Date:	07/02/2025

Hill Path Capital Partners Co-Investment E LP

By:	/s/ Scott Ross
Scott Ross, Managing Partner of Hill Path Capital LP, its Investment Manager
Date:	07/02/2025

Hill Path Capital Partners Co-Investment E2 LP

By:	/s/ Scott Ross
Scott Ross, Managing Partner of Hill Path Capital LP, its Investment Manager
Date:	07/02/2025

Hill Path Capital Partners Co-Investment S LP

By:	/s/ Scott Ross
Scott Ross, Managing Partner of Hill Path Capital LP, its Investment Manager
Date:	07/02/2025

HEP Fund LP

By:	/s/ Scott Ross
Scott Ross, Managing Partner of Hill Path Capital LP, its Investment Manager
Date:	07/02/2025

HM Fund LP

By:	/s/ Scott Ross
Scott Ross, Managing Partner of Hill Path Capital LP, its Investment Manager
Date:	07/02/2025

HAT Fund LP

By:	/s/ Scott Ross
Scott Ross, Managing Partner of Hill Path Capital LP, its Investment Manager
Date:	07/02/2025

HAT Fund II LP

By:	/s/ Scott Ross
Scott Ross, Managing Partner of Hill Path Capital LP, its Investment Manager
Date:	07/02/2025

Hill Path Capital Partners GP LLC

By:	/s/ Scott Ross
Scott Ross, Managing Partner of Hill Path Capital LLC, its Managing Member
Date:	07/02/2025

Hill Path Capital Partners E GP LLC

By:	/s/ Scott Ross
Scott Ross, Managing Partner of Hill Path Capital LLC, its Managing Member
Date:	07/02/2025

Hill Path Capital Partners S GP LLC

By:	/s/ Scott Ross
Scott Ross, Managing Partner of Hill Path Capital LLC, its Managing Member
Date:	07/02/2025

HE GP LLC

By:	/s/ Scott Ross
Scott Ross, Managing Partner of Hill Path Capital LLC, its Managing Member
Date:	07/02/2025

HM GP LLC

By:	/s/ Scott Ross
Scott Ross, Managing Partner of Hill Path Capital LLC, its Managing Member
Date:	07/02/2025

Hill Path Investment Holdings LLC

By:	/s/ Scott Ross
Scott Ross, Managing Partner
Date:	07/02/2025

Hill Path Capital LP

By:	/s/ Scott Ross
Scott Ross, Managing Partner of Hill Path Capital LLC, its General Partner
Date:	07/02/2025

Hill Path Holdings LLC

By:	/s/ Scott Ross
Scott Ross, Managing Partner
Date:	07/02/2025

ROSS SCOTT I

By:	/s/ Scott Ross
Scott Ross
Date:	07/02/2025

CHAMBERS JAMES P.

By:	/s/ James P. Chambers
James P. Chambers
Date:	07/02/2025

Dalal Aayushi

By:	/s/ Aayushi Dalal
Aayushi Dalal
Date:	07/02/2025